SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
Catholic Values Fixed Income Fund
(the "Funds")

Supplement dated April 19, 2018
to the Statement of Additional Information (the "SAI") dated June 30, 2017

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Funds' Board of Trustees.

At a meeting held on March 28, 2018, the Board of Trustees (the "Board") of SEI Catholic Values Trust (the "Trust") approved the appointment of two new independent Trustees, Joan A. Binstock and James B. Taylor, to the Board. Accordingly, the below changes are hereby made to the SAI to reflect this change to the Board.

Under the section titled "Trustees and Officers of the Trust," under the heading titled "Members of the Board," the first three sentences are hereby deleted and replaced with the following:

There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. Effective January 1, 2018, James M. Williams, an independent Trustee, serves as the lead independent Trustee.

In addition, under the same heading, in the third paragraph, the reference to "Mr. Sullivan" is hereby deleted and replaced with "Mr. Williams."

In addition, under the same section, under the heading titled "Independent Trustees," the following paragraphs are hereby added as the last paragraphs in the section:

JOAN A. BINSTOCK (DOB 03/04/54)—Trustee (since 2018)—Retired since February 2018. Chief Financial Officer and Chief Operations Officer at Lord, Abbett & Co. LLC from 1999 to 2018. Chief Financial Officer and Vice President at Lord, Abbett Family of Mutual Funds from 1999 to 2017. Chief Operating Officer at Morgan Grenfell Asset Management from 1997 to 1999. Director and Head of the Asset Management Regulatory Advisory Practice at Ernst & Young, LLP from 1995-1997. Vice President of Mutual Fund Accounting and Compliance at JPMorgan Fund Services from 1993-1995. Director and Chief Administrative/Compliance Officer at BEA Associates from 1991 to 1993. Member of the Board and Audit Committee at DTCC Institutional Trade Processing since 2013. Founding Board Member at Association of Institutional Investors since 2010. Vice Chair of the Board at Bronx High School of Science Endowment Fund since 2015. Board Member at Greyston Foundation since 2003 and at Greyston Bakery from 2003 to 2009 and since 2014. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust.

JAMES B. TAYLOR (DOB 10/23/50)—Trustee (since 2018)—Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust.

In addition, under the same section, under the heading titled "Individual Trustee Qualifications," the following paragraphs are hereby added as the tenth and eleventh paragraphs of the section:

The Trust has concluded that Ms. Binstock should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major investment management firm, where she served as both the Chief Financial Officer and Chief Operations Officer, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

In addition, under the same section, under the heading titled "Board Standing Committees," under the sub-heading titled "Audit Committee," the reference to "Messrs. Sullivan, Williams, Johnson and Harris" is hereby deleted and replaced with "Messrs. Sullivan, Williams, Johnson, Harris and Taylor" and the reference to "Mmes. Lesavoy and Cote" is hereby deleted and replaced with "Mmes. Lesavoy, Cote and Binstock" to reflect Mr. Taylor's and Ms. Binstock's addition as members of the Audit Committee.

In addition, under the same heading, under the sub-heading titled "Governance Committee," the reference to "Messrs. Sullivan, Williams, Johnson and Harris" is hereby deleted and replaced with "Messrs. Sullivan, Williams, Johnson, Harris and Taylor," and the reference to "Mmes. Lesavoy and Cote" is hereby deleted and replaced with "Mmes. Lesavoy, Cote and Binstock" to reflect Mr. Taylor's and Ms. Binstock's addition as members of the Governance Committee.

In addition, under the same section, under the heading titled "Fund Shares Owned by Board Members," the following text, and footnote, is hereby added to, and below, the chart:

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (Fund Complex)
Ms. Binstock[1]	None	None
Mr. Taylor[1]	None	None

1  Ms. Binstock and Mr. Taylor became Trustees for the Trust effective March 28, 2018.

In addition, under the same section, under the heading titled "Board Compensation," the following text, and footnote, is hereby added to, and below, the chart:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Ms. Binstock[1]	$0	$0	$0	$0
Mr. Taylor[1]	$0	$0	$0	$0

1  Ms. Binstock and Mr. Taylor became Trustees for the Trust effective March 28, 2018.

Other than as set forth herein, there are no other changes to the membership of the Funds' Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1142 (04/18)